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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Panera Bread Company on Form 10-K for the period ended December 28, 2002, as filed with the Securities and Exchange Commission, I, Ronald M. Shaich, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.

                                                   /s/ Ronald M. Shaich
                                                   -----------------------------
                                                   Ronald M. Shaich


March 19, 2003